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AMENDMENT NO.5 TO AGREEMENT

THIS AMENDMENT NO.5 TO AGREEMENT (this “Amendment”) is made effective as of December  9,  2013, between IDEXX Operations, Inc., a Delaware corporation whose principal place of business is at 6100 east Shelby Drive, Memphis Tennessee 38141, U.S.A. (“IDEXX”) and Ortho-Clinical Diagnostics, Inc., a New York corporation with offices at 100 Indigo Creek Drive, Rochester, New York, U.S.A. (“OCD”).

WHEREAS, OCD and IDEXX have entered into that certain Agreement dated as of October 16, 2003, as amended by Amendment No. 1 thereto effective January 1, 2005, Amendment No. 2 thereto effective October 15, 2006,  Amendment No. 3 thereto effective January 18, 2008 and Amendment No. 4 thereto effective December 28, 2011 (as so amended, the “Agreement”), regarding supply by OCD of dry slides for IDEXX veterinary chemistry analyzers; and

WHEREAS, OCD and IDEXX now desire to amend the Agreement to reflect the foregoing;

NOW THEREFORE, the parties hereby agree as follows:

1.	Schedule 3 to the Agreement is deleted in its entirety and replaced with the attached Schedule 3. All future adjustments to Schedule 3 will require the mutual agreement of both parties.
2.

Schedule 5 to the Agreement (as amended in Amendment No. 4 to the Agreement)  is supplemented with the attached Schedule 5-A, and references in the Agreement to Schedule 5 shall be deemed to include Schedule 5-A.  For the avoidance of doubt, subject to the terms and conditions of the Agreement, OCD undertakes to manufacture for IDEXX and supply to IDEXX, the consumables listed on the attached  Schedule 5-A.  All future adjustments to Schedule 5-A will require the mutual agreement of both parties.

3.	Schedule 6 to the Agreement is deleted in its entirety and replaced with the attached Schedule 6. All future adjustments to Schedule 6 will require the mutual agreement of both parties.
4.

The specifications attached as Exhibit A to this Amendment are the mutually agreed specifications for the relevant products listed therein.  Exhibit A will be comprised of the “Purchase Material Specifications” documents for each test and panel listed in Schedule 5-A and may be changed or added to periodically by the mutual agreement of both parties and these routine changes will not require an amendment to the contract.  The change process will be managed by a change control document and the inclusion of signatures by both IDEXX and OCD on each current individual “Purchase Material Specification”.  Proposed changes should be

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submitted in writing by either IDEXX or OCD and confirmed in writing by the other party, such changes will be finalized by signature on the “Purchase Material Specification”.  Communications to IDEXX should be provided to the General Manager, IDEXX Vetlab and communication to OCD should be provided to the National Account Director, IDEXX.     The parties acknowledge and agree that the items listed in the “Quality Requirements” section of such specifications shall be provided by OCD to IDEXX at no charge to IDEXX.    The items provided at no charge will be capped at the quantities called for in Exhibit A as attached to this amendment, all additional quantities or items required for new products may be charged for by OCD.

5.

Except as modified by this Amendment, the Agreement remains in effect.  This Amendment is to be construed as part of the Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall from and after the date set forth above, refer to the Agreement as amended hereby.

6.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

*****

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IN WITNESS WHEREOF and intending to be legally bound, the parties hereto have caused this Amendment to be duly executed in duplicate by their respective authorized representatives as of the day and year first written above:

ORTHO-CLINICAL DIAGNOSTICS, INC.		IDEXX OPERATIONS, INC.

By:	/s/ Thomas O’Neil	By:	/s/ Johnny Powers

Name:	Thomas O’Neil	Name:	Johnny Powers

Title:	VP Americas & EMEA	Title:	Executive Vice President

Date:	12/11/13	Date:	12/9/13

Acknowledged and consented to, solely as guarantor pursuant to Section 30 of the Agreement:

IDEXX LABORATORIES, INC.

By:	/s/ Jonathan Ayers

Name:	Jonathan Ayers

Title	Chairman, President and CEO

Date:	12/9/13

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Schedule 3

Panels/Profiles/CLIPs

VetTest “Pre-Anesthetic Panel” (IDEXX part #98-21718-US, OCD cat #8015109), consists of four sets of the following six VETTEST slides:

BUN	Urea Nitrogen
ALT (SGPT)	Alanine aminotransferase
GLU	Glucose
TP	Total protein
CREA	Creatinine
ALKP	Alkaline phosphatase

VetTest “General Health Profile”, (IDEXX part #98-20590-00, OCD cat #1607175), the “Large Animal Profile”(OCD cat # 6800071)  and the “Equine Health Profile” (IDEXX part #98-24021-US, OCD cat #6801956), each consist of two sets of 12 VETTEST slides as follows:

General Health Profile		Large Animal Profile
ALB	Albumin	ALB	Albumin
ALKP	Alkaline phosphatase	ALKP	Alkaline phosphatase
ALT (SGPT)	Alanine aminotransferase	AST (SGOT)	Aspartate aminotransferase
AMYL	Amylase	Ca2+	Calcium
Ca2+	Calcium	CK	CK
CHOL	Cholesterol	GGT	Gamma GT
CREA	Creatinine	GLU	Glucose
GLU	Glucose	PHOS	Inorganic phosphate
PHOS	Inorganic phosphate	LDH	LDH
TBIL	Total bilirubin	MG	Magnesium
TP	Total protein	TP	Total Protein
BUN	Urea Nitrogen	BUN	Urea Nitrogen

Equine Health Profile

ALB	Albumin
ALKP	Alkaline phosphatase
AST (SGOT)	Aspartate aminotransferase
Ca2+	Calcium
CK	CK
GGT	Gamma GT
GLU	Glucose
LDH	LDH
TP	Total protein
BUN	Urea Nitrogen
CREA	Creatinine
TBIL	Total Bilirubin

“PROFILES” shall also include the “Urine P:C Ratio” (OCD cat #6802061), consisting of six pairs of Urine Protein and Creatinine VetTest slides.

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“PANELS” shall also include the “QC Panel” (IDEXX part #98-13952-00, OCD cat #6802213), consisting of four sets of the following six VetTest slides:

ALB	Albumin
ALKP	Alkaline phosphatase
ALT (SGPT)	Alanine aminotransferase
Ca2+	Calcium
GLU	Glucose
NH3	Ammonia

“PANELS” shall also include the “Diagnostic Health Profile” (IDEXX part #98-13835-00, OCD cat #6802590), consisting of two sets of the following twelve VetTest slides:

ALB	Albumin
ALKP	Alkaline phosphatase
ALT (SGPT)	Alanine aminotransferase
AMYL	Amylase
Ca2+	Calcium
CREA	Creatinine
GGT	Gamma GT
GLU	Glucose
LIPA	Lipase
TBIL	Total Bilirubin
TP	Total protein
BUN/UREA	Urea nitrogen

“PANELS” shall also include the “NSAID Monitoring Panel” (IDEXX part #98-13834-00, OCD cat #6802589), consisting of four sets of the following five VetTest slides:

ALKP	Alkaline phosphatase
ALT (SGPT)	Alanine aminotransferase
AST (SGOT)	Aspartate aminotransferase
CREA	Creatinine
BUN/UREA	Urea nitrogen

“PANELS” shall also include the “Avian Health Profile” (IDEXX part #98-12880-US, OCD cat #6802781), consisting of four sets of the following 6 VetTest slides:

ALB	Albumin
AST (SGOT)	Aspartate-aminotransferase
Ca2+	Calcium
GLU	Glucose
TP	Total protein
URIC	Uric acid

“PANELS” shall also include the “Catalyst Chem. 17 Clip” (IDEXX part #98-11003-02, OCD cat #6802678), consisting of the following fourteen (14) Catalyst slides assembled per the specifications detailed in the Purchase Material Specifications.

LIPA	Lipase
Ca2+	Calcium
PHOS	Phosphorus
ALB	Albumin
BUN/UREA	Urea nitrogen
TBIL	Total Bilirubin
GLU	Glucose
CREA	Creatinine
AMYL	Amylase
CHOL	Cholesterol
ALT (SGPT)	Alanine aminotransferase
ALKP	Alkaline phosphatase
TP	Total protein
GGT	Gamma GT

“PANELS” shall also include the “Catalyst Chem. 15 Clip” (IDEXX part #98-11004-01, OCD cat #6802673), consisting of the following twelve (12) Catalyst slides assembled per the specifications detailed in the Purchase Material Specifications.

Ca2+	Calcium
PHOS	Phosphorus
ALB	Albumin
BUN/UREA	Urea nitrogen
TBIL	Total Bilirubin
GLU	Glucose
CREA	Creatinine
CHOL	Cholesterol
ALT (SGPT)	Alanine aminotransferase
ALKP	Alkaline phosphatase
TP	Total protein
GGT	Gamma GT

“PANELS” shall also include the “Catalyst Chem. 10 Clip” (IDEXX part #98-11005-01, OCD cat #6802675), consisting of the following seven (7) Catalyst slides assembled per the specifications detailed in the Purchase Material Specifications.

BUN/UREA	Urea nitrogen
ALB	Albumin
GLU	Glucose
CREA	Creatinine
ALT (SGPT)	Alanine aminotransferase
ALKP	Alkaline phosphatase
TP	Total protein

“PANELS” shall also include the “Catalyst NSAID 6 Clip” (IDEXX part #98-11007-01, OCD cat #6802676), consisting of the following five (5) Catalyst slides assembled per the specifications detailed in the Purchase Material Specifications. :

ALKP	Alkaline phosphatase
ALT (SGPT)	Alanine aminotransferase
BUN/UREA	Urea nitrogen
CREA	Creatinine
AST (SGOT)	Aspartate aminotransferase

“PANELS” shall also include the “Catalyst Equine 15 Clip” (IDEXX part #98-11006-01, OCD cat #6802674), consisting of the following twelve (12) Catalyst slides assembled per the specifications detailed in the Purchase Material Specifications.

Ca2+	Calcium
LDH	Lactate dehydrogenase
GGT	Gamma GT
ALB	Albumin
BUN/UREA	Urea nitrogen
TBIL	Total Bilirubin
GLU	Glucose
AST (SGOT)	Aspartate aminotransferase
CK	Creatine Kinase
CREA	Creatinine
ALKP	Alkaline phosphatase
TP	Total protein

“PANELS” shall also include the “Catalyst QC  Clip” (IDEXX part #98-13700-00, OCD cat #6802804), consisting of the following six (6) Catalyst slides assembled per the specifications detailed in the Purchase Material Specifications.

Ca2+	Calcium
ALB	Albumin
NH3	Ammonia
ALT (SGPT)	Alanine aminotransferase
ALKP	Alkaline phosphatase
GLU	Glucose

Packaging for the PANELS/PROFILES listed above have been previously agreed upon by the parties, and any changes to the slide composition or packaging of the foregoing shall be negotiated in good faith and mutually agreed upon by OCD and IDEXX.  The slide composition and packaging of any additional PANELS/PROFILES shall be mutually agreed upon by OCD and IDEXX.  All purchases by IDEXX or IDEXX BV of IDEXX slides packaged as PANELS/PROFILES shall be included in quantities for price calculations for such slides under this Agreement and the Europe Agreement.

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Schedule 5-A

Products

VETTEST SLIDES
Single Slides (Box of 25)	Catalog Number	Single Slides (Box of 12)	Catalog Number
Albumin	8227134	Albumin	6801907
Alk Phos	8315459	Alk Phos	6801919
ALT (SGPT)	8083750	ALT (SGPT)	6801916
Ammonia	1816842	Ammonia	6801908
Amylase	8208191	Amylase	6801913
AST (SGOT)	8113979	AST (SGOT)	6801914
Calcium	8048191	Calcium	6801902
Cholesterol	8354888	Cholesterol	6801906
CK	8358582	CK	6801918
Creatinine	8183477	Creatinine	6801911
ECO2	8538670	ECO2	6802306
Gamma GT	8261315	Gamma GT	6801920
Glucose	8130536	Glucose	6801900
LDH	8351082	LDH	6801917
Lipase	1966191	Lipase	6801915
Magnesium	1080266	Magnesium	6801912
Phosphorus	8070856	Phosphorus	6801909
Total Bilirubin	8380396	Total Bilirubin	6801910
Total Protein	1937093	Total Protein	6801904
Triglycerides	1922285	Triglycerides	6801905
Urea Nitrogen	1507326	Urea Nitrogen	6801901
Uric Acid	1000793	Uric Acid Lactate	6801903 6802307

Profile Slides (Bx 24)	Catalog Number	Profile Slides (Bx 12)	Catalog Number
General Health Profile	1607175	Urine P:C Ratio (added May 25, 2004)	6802061
Pre-Anesthetic Panel	8015109	Phenobarb (added July 1, 2011)	6802644
Large Animal Profile	6800071
Equine Health Panel (added March 4, 2004)	6801956
QC Panel (added as of June 1, 2005)	6802213
Diagnostic Health Profile	6802590
NSAID Monitoring Profile	6802589
Avian Health Panel	6802781

Other	Catalog Number
Vetrol	6802212
UPRO Control	6802141
Black DTSC	6800865
White Ref	6800866
White DTSC	6800867

CATALYST SLIDES (added as of October 1, 2008)	Catalog Number
IDEXX Catalyst DX CHEM 15	6802673
IDEXX Catalyst DX EQUINE 15	6802674
IDEXX Catalyst DX CHEM 10	6802675
IDEXX Catalyst DX NSAID	6802676
IDEXX Catalyst DX QCP	6802804
IDEXX Catalyst DX CHEM 17	6802678
IDEXX Catalyst DX UPC	6802679
IDEXX Catalyst DX ALKP	6802628
IDEXX Catalyst DX ALT	6802629
IDEXX Catalyst DX AMYL	6802630
IDEXX Catalyst DX AST	6802631
IDEXX Catalyst DX BUN	6802632
IDEXX Catalyst DX CA	6802633
IDEXX Catalyst DX CHOL	6802634
IDEXX Catalyst DX CK	6802635
IDEXX Catalyst DX CREA	6802636
IDEXX Catalyst DX GGT	6802637
IDEXX Catalyst DX GLU	6802638
IDEXX Catalyst DX LAC	6802639
IDEXX Catalyst DX LDH	6802640
IDEXX Catalyst DX LIPA	6802641
IDEXX Catalyst DX MG	6802642
IDEXX Catalyst DX NH3	6802643
IDEXX Catalyst DX PHOS	6802645
IDEXX Catalyst DX TBIL	6802646
IDEXX Catalyst DX TP	6802647
IDEXX Catalyst DX TRIG	6802648
IDEXX Catalyst DX URIC	6802649
IDEXX Catalyst DX ALB	6802627
IDEXX Catalyst DX PHBR (added as of August 1, 2011)	6802644
IDEXX Catalyst DX ECO2(12 slide) (added as of August 1, 2011)	6842954
IDEXX Catalyst DX ECO2 (6 slide) (added as of August 1, 2011)	6482955

Other	Catalog Number
Vetrol	6802212
Drop Volume Fluid	6802784
Catalyst Slide Wash	6802813
Drop Volume Slides	6802789
Catalyst Pipette Tips	6802779
Catalyst Sample Cups	6802780
Catalyst PHBR Control	6802773
Catalyst White Optical Slide (Box - 6)	6903001
250 mL Both PHBR Bulk Wash Bottles Part 1 and 2	6842914
250 mL PHBR Bulk Wash Part 1	6842923
250 mL PHBR Bulk Wash Part 2	6842924
500 mL Both PHBR Bulk Wash Bottles Part 1 and 2	6842913
500 mL PHBR Bulk Wash Part 1	6842925
500 mL PHBR Bulk Wash Part 2	6842926
1.0 L Both PHBR Bulk Wash Bottles Part 1 and 2	6842915
1.0 L PHBR Bulk Wash Part 1	6842928
1.0 L PHBR Bulk Wash Part 2	6842927
2.0 L Both PHBR Bulk Wash Bottles Part 1 and 2	6842912
2.0 L PHBR Bulk Wash Part 1	6842922
2.0 L PHBR Bulk Wash Part 2	6842929

CONSUMABLES (PRODUCTS NOT INCLUDED UNDER TIERED SLIDE PRICING)
OCD P/N	IDEXX P/N	Description	2013 Price*
6802784	44-14602-00	DROP VOLUME FLUID	[**]
6802789	44-14739-00	Drop Volume Slides	[**]
6842923	23-27337-00	IDEXX PHBR Part 1 Bulk Wash Fluid 250mL	[**]
6842924	23-27338-00	IDEXX PHBR Part 2 Bulk Wash Fluid 250mL	[**]
6842925	23-27339-00	IDEXX PHBR Part 1 Bulk Wash Fluid 500mL	[**]
6842926	23-27340-00	IDEXX PHBR Part 2 Bulk Wash Fluid 500mL	[**]
6842928	23-27341-00	IDEXX PHBR Part 1 Bulk Wash Fluid 1L	[**]
6842927	23-27342-00	IDEXX PHBR Part 2 Bulk Wash Fluid 1L	[**]
6842922	23-27343-00	CATALYST BULK SLIDE WASH PART 1 2.0 L	[**]
6842929	23-27344-00	CATALYST BULK SLIDE WASH PART 2 2.0 L	[**]
6802212	98-11379-00	VETTROL CONTROL 4-SET	[**]
6802779	98-12125-01	CATALYST DX TM PIPETTE TIP	[**]
6802780	98-12128-00	CATALYST DX SAMPLE CUP	[**]
6802773	98-12304-00	CATALYST PHBR CTRL (6)	[**]
6802141	98-12937-00	IDEXX UPRO CONTROL	[**]
6903001	98-14931-00	CATALYST DX WHITE OPTICAL SLIDE, 6-PACK	[**]
6800865	98-20520-00	SLIDE, CALIBRATION, BGS (BX25)	[**]
6800866	98-20521-00	SLIDE, CALIBRATION, WHT (BX25)	[**]
6800867	98-20522-00	SLIDE, CALIBRATION, WRSC (BX25)	[**]

*  OCD may, at its option, increase all prices for such consumables ordered for delivery on or after January 1, 2014 by an amount not to exceed [**]% each year.

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Schedule 6 – Minimum Prices for New Chemistries

Urine Protein (added May 25, 2004 as part of the Urine P:C Ratio):

•	Prices for 2005 and thereafter shall be determined based on volume tiers pursuant to Section 7.02(b), subject to a minimum price for this New Chemistry of $[**] per slide

Lactate (added as of July 1, 2005):

•	Prices for 2005 and thereafter shall be determined based on volume tiers pursuant to Section 7.02(b), subject to a minimum price for this New Chemistry of $[**] per slide

ECO2 (added as of August 1, 2011):

•	Prices for 2005 and thereafter shall be determined based on volume tiers pursuant to Section 7.02(b), subject to a minimum price for this New Chemistry of $[**] per slide

Phenobarb (added as of August 1, 2011):

•	Prices for 2005 and thereafter shall be determined based on volume tiers pursuant to Section 7.02(b), subject to a minimum price for this New Chemistry of $[**] per slide

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Exhibit A – Specifications

[see attached]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 117 pages were omitted. [**]